                                                                    Exhbiit 10.5



                                PLEDGE AGREEMENT


1.       IDENTIFICATION.

         This Pledge Agreement (the "Agreement"), dated for identification purposes only July 28, 1997, is made by United Leisure Corporation, a Delaware corporation ("Obligor") for the benefit of Harvey Bibicoff, an individual ("Secured Party").

2.       RECITALS.

         2.1. Secured Party has loaned certain funds (the "Loan") to Obligor, as evidenced by that Secured Promissory Note dated July 28, 1997, in the original principal amount of Nine Hundred Thousand Dollars ($900,000) executed by Obligor as maker for the benefit of Secured Party as holder (the "Note").

         2.2. Harry Shuster, the President and majority shareholder of Obligor, and his wife Nita Shuster (together, "Guarantors") have guaranteed Obligor's obligations under the Note pursuant to the terms of that certain Secured Guaranty dated July 28, 1997 (the "Guaranty"). Guarantors' obligations under Secured Guaranty are secured by a pledge of certain collateral described in that certain Guarantor Pledge Agreement dated July 28, 1997 (the "Guarantor Pledge Agreement").

         2.3. In order to induce Secured Party to make the Loan, and as security for Obligor's performance of its obligations under the Note (collectively, the "Obligations"), Obligor has agreed to assign and pledge to Secured Party certain issued and outstanding shares of common stock owned by Obligor, on the terms and conditions hereinafter set forth.

3.       GRANT OF SECURITY INTEREST IN COLLATERAL.

         As security for the Obligations, Obligor hereby grants, pledges, assigns and transfers to Secured Party a lien on, and a continuing security interest in:

         3.1. 300,000 shares of Common Stock of Grand Havana Enterprises, Inc., a Delaware corporation, owned by Obligor, and all benefits and entitlements evidenced thereby (the "Securities"), and all other securities, instruments and other property issued or accepted in substitution for or in addition to any of the foregoing, and all dividends, interest, cash, instruments, securities and any other property at any time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing; and

         3.2. All proceeds ("Proceeds") of the sale, collection, exchange or other disposition of the Securities, whether voluntary or involuntary, including without limitation, all rights to payment with respect to any cause of action affecting or relating to the Securities (the Securities and Proceeds shall hereinafter be referred to collectively as the "Collateral").

Obligor shall make appropriate entries upon its financial statements and books and records disclosing Secured Party's security interest in the Collateral.

4.       REPRESENTATIONS AND WARRANTIES OF OBLIGOR.

         Obligor represents and warrants the following:

         4.1. Obligor owns, and has the right and power to grant a lien on, and a security interest in, the Collateral, and has obtained all necessary third party consents in order to grant such security interest.

         4.2. Obligor has all of the requisite power and authority to enter into this Agreement, and to perform his obligations under this Agreement and all other documents and instruments contemplated by this Agreement or relating hereto.

         4.3. Obligor is, and as to any substitute or additional Collateral shall be, the sole owner of the Collateral and all of the Collateral is and shall be free from liens, encumbrances, claims, setoffs, repurchase or other options or charges and demands of any kind or character.

         4.4. All statements made by Obligor in this Agreement are true and complete in all material respects, and shall be true, complete and correct at the time of the effective date of each additional agreement or instrument contemplated by this Agreement, and shall be continuing and shall remain true, correct and in full force and effect until such time as the Obligations are paid, performed and/or satisfied in full and any amounts owed by Obligor to Secured Party pursuant to the Note have been paid in full.

5.       TRANSFER OF COLLATERAL: FURTHER ACTION BY OBLIGOR;
         COVENANTS.

         5.1. The parties acknowledge that the stock certificate representing the Securities has been lost and/or destroyed. Obligor shall obtain a replacement stock certificate as soon as practicable after execution of this Agreement, and in no event later than 20 days from the date hereof, and shall immediately thereafter deliver such certificate representing the Collateral, in suitable form for transfer or delivery and accompanied by duly executed instruments of transfer, and Obligor shall take such other action or issue or cause to be issued such other instructions as may be required to perfect Secured Party's security interest in the Collateral.

         5.2. Obligor shall furnish to Secured Party, promptly upon receipt thereof, copies of all material notices, requests and other documents received by Obligor relating to the Collateral.

         5.3. Obligor shall not take or permit to be taken any action in connection with any Collateral which would impair the value of the interest or rights of Obligor or of Secured Party therein or thereunder.

         5.4. Obligor shall promptly execute and deliver, at the expense of Obligor, all such further notices, instruments and documents, and shall take all such further action, as may be necessary or advisable, or as Secured Party may request at any time or from time to time, in order to perfect, preserve and protect the security interest granted hereunder or to enable Secured Party to exercise and enforce its rights, remedies and powers hereunder and in order to consummate fully all of the transactions contemplated by this Agreement.

         5.5. Obligor shall, at Obligor's expense: (a) keep complete and accurate records regarding the Collateral; (b) permit Secured Party and its designees at all reasonable times to inspect Obligor's books and records regarding the Collateral; (c) supply Secured Party with such information concerning the Collateral and deliver to Secured Party such papers and information with respect to the Collateral as Secured Party may request; (d) immediately notify Secured Party of any event causing material loss or depreciation in the value of the Collateral and the amount of such loss or depreciation; and (e) defend the right, title and interest of Secured Party in, to and under the Collateral against the claims and demands of all persons and entities.

6.       POWER OF ATTORNEY.

         Obligor hereby irrevocably constitutes and appoints Secured Party as the true and lawful attorney of Obligor, with full power of substitution, in the place and stead of Obligor and in the name of Secured Party or Obligor or otherwise, at any time or times, in the discretion of Secured Party, to take any action and to execute any instrument or document which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

         6.1. To receive, endorse and collect all checks and other orders or instruments for the payment of money made payable to Obligor representing any payment, dividend or other distribution in respect of any Collateral and to give full discharge for same.

         6.2. To execute endorsements, assignments or other instruments of conveyance or transfer with respect to any Collateral.

         6.3. To demand, sue for, collect, receive and give acquittance for any moneys due and to become due under or in respect of any Collateral.

         6.4. To file any claims or take any action or institute any proceedings which Secured Party may in its sole and absolute discretion deem necessary or advisable for the collection of any or all Collateral or otherwise to enforce the rights of Secured Party with respect thereto.

         This power of attorney is coupled with an interest, is irrevocable and shall not be affected by any subsequent disability or incapacity of Obligor.

7.       PERFORMANCE BY SECURED PARTY.

         If Obligor fails to perform any covenant, agreement, duty or obligation of Obligor under this Agreement, Secured Party may, at any time or times in his discretion, take action to effect performance of such obligation. All expenses of the Secured Party incurred in connection with the foregoing authorization shall be payable by Obligor as provided in Paragraph 13.1 hereof. No discretionary right, remedy or power granted to Secured Party under any part of this Agreement shall be deemed to impose any obligation whatsoever on Secured Party with respect thereto, such rights, remedies and powers being solely for the protection of Secured Party.

8.       DIVIDENDS, INTEREST AND VOTING POWER.

         8.1. Prior to any Event of Default as defined in Article 9 herein, or the occurrence of any event which after notice or a lapse of time, or both, would constitute an Event of Default, Obligor shall be entitled:

                       (a) To exercise all voting power pertaining to the
              Collateral for all purposes, but in a manner which is not inconsistent with the provisions of this Agreement or any other agreement, instrument or document evidencing or relating to any of the Obligations, and Secured Party shall execute or cause to be executed from time to time, at the expense of Obligor, such proxies or other instruments as shall be reasonably requested in writing by Obligor to enable Obligor to exercise such voting power; and

                       (b) To receive and retain all dividends (other than stock
              or liquidating dividends) and interest paid on Collateral.

                       (c) If, upon the dissolution or liquidation (in whole or
              in part, whether voluntarily or involuntarily) of Grand Havana Enterprises, Inc., as the issuer of the Collateral, any sum is paid as a liquidating dividend on or with respect to any Collateral, Obligor shall accept the same in trust for Secured Party and shall deliver same immediately to Secured Party either to be held by him as Collateral hereunder or to be applied to the Obligations then due in such order and in such amounts as Secured Party may elect. If any stock dividend is declared on any Collateral, or any shares of stock or fractions thereof are issued pursuant to any "stock split" involving any Collateral, or if any distribution of capital is made on any Collateral or if any shares of stock, obligations or other property are distributed on or with respect to Collateral, whether on account of recapitalization, bankruptcy, reorganization, merger or consolidation of the issuer, or otherwise, the shares of stock, obligations or other property so distributed shall be accepted by Obligor in trust for Secured Party and shall be delivered to Secured Party to be held by him as Collateral hereunder and all of the foregoing which are securities or instruments shall constitute Collateral for all purposes hereof. All cash so distributed shall be paid to Secured Party and held or applied by him as provided in the first sentence of this Paragraph 8. 1 .(c).

         8.2. Upon and after and during the continuation of an Event of Default, Secured Party shall be entitled to exercise all voting power pertaining to any Collateral and to receive and retain as Collateral hereunder or apply, as provided in the first sentence of Paragraph 8.1.(c), to any of the Obligations then due (whether by acceleration, demand or otherwise) any and all dividends and interest at any time declared or paid on the Collateral.

8.3. All payments, shares of stock and other property referred to in Paragraphs
8. l.(b) and (c), if received by Obligor, shall be received by Obligor in trust for Secured Party and shall be delivered by Obligor to Secured Party, immediately upon receipt thereof by Obligor, duly endorsed or assigned to Secured Party as appropriate, in the identical form received by Obligor.

9.       EVENTS OF DEFAULT.

         An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any of the following:

         9.1. The failure of Obligor to pay interest and principal as and when due under the Note.

         9.2. The failure of any representation or warranty contained in the Note, this Agreement, the Guaranty or the Guarantor Pledge Agreement or under any instrument or agreement evidencing or constituting or granting security for any or all of the Obligations, or a default under the Note, the Guaranty or the Guarantor Pledge Agreement.

         9.3. Any other event, of whatever nature, which would accelerate or entitle Secured Party to accelerate the maturity of any or all of the Obligations.

         9.4. The filing by Obligor or Guarantors (or either of them) of a petition commencing a voluntary case under the federal bankruptcy laws, or commencing any proceeding under any other federal or state bankruptcy or insolvency laws, or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Obligor or Guarantors (or either of them) in an involuntary case under the federal bankruptcy laws or any other federal or state bankruptcy or insolvency law or statute, of any jurisdiction, whether now or hereafter in effect, which order remains unstayed and in effect for thirty (30) consecutive days or more.

         Upon and after any Event of Default which is then continuing, any or all of the Obligations shall become immediately due and payable at the option of Secured Party, and Secured Party may dispose of Collateral as provided below.

10.      DISPOSITION OF COLLATERAL.

         Upon and after any Event of Default which is then continuing:

         10.1. Secured Party may exercise his rights with respect to the Collateral, without regard to the existence of any other security or source of payment for the Obligations. In addition to other rights and remedies provided for herein or otherwise available to him, Secured Party shall have all of the rights and remedies of a secured party on default under the Uniform Commercial Code ("Code") then in effect in the State of Nevada.

         10.2. If any notice to Obligor of the sale or other disposition of Collateral is required by then applicable law, five (5) days' prior notice (or, if longer, the shortest period of time required by then applicable law) to Obligor of the time and place of any public sale of Collateral or of the time after which any private sale of any other intended disposition is to be made, shall constitute reasonable notification.

         10.3. If all or any part of the Collateral is sold on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the purchase price is paid in full. Secured Party shall incur no liability in case of the failure of the purchaser to pay for the Collateral as so sold, or of the failure of Secured Party to make any sale of Collateral after giving notice thereof, and in case of any such failure, such Collateral may again be sold upon the same notice as in the case of an original sale.

         10.4. All cash proceeds received by Secured Party in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Secured Party pursuant to Paragraph 13.1 hereof) against the Obligations in such order and in such amounts as Secured Party shall in his sole and absolute discretion elect. Upon payment in full of all Obligations, Obligor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of Secured Party incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by Secured Party to Obligor shall be without representation or warranty of any nature whatsoever and wholly without recourse. Notwithstanding the foregoing provisions hereof, Secured Party shall not be obligated to return Collateral, unless Obligor furnishes to Secured Party indemnity, reasonably satisfactory to Secured Party in his sole and absolute discretion.

11.      REGISTRATION RIGHTS.

         11.1. As used in this Paragraph 11, the following capitalized terms shall have the following respective meanings:

               (a) "Exchange Act" means The Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

               (b) "Holder" means Secured Party or any permitted transferee of Secured Party, which is a holder of the Securities.

               (c) "Registrable Secunties" means the Securities.

               (d) "Registration Expenses" means any and all expenses incident to performance of or compliance with this Paragraph 11, including without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, and (iv) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and commissions and transfer taxes, if any.

               (e) "Securities Act" means The Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

               (f) "SEC" means The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

         11.2. If the Company at any time proposes to register any of its Common Stock on any form for the general registration of securities under the Securities Act, then the Company will at such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Paragraph 11.2. Upon the written request of such Holders made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its best efforts to cause the Registrable Secunties which the Company has been so requested to register by the Holders thereof to be registered under the Securities Act; provided, that (i) if, at any time after giving written notice of its intention to register any secunties but prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Secunties in connection with such registration, and (ii) if such registration involves an underwritten offering, all Holders requesting to be included in such registration must sell their Registrable Securities to the underwriters of such offering on the same terms and conditions as apply to the Company or the Holder for whose account securities are to be sold, as the case may be. If a registration requested pursuant to this Paragraph 11.2 involves an underwritten public offering, any Holder requesting to be included in such registration may elect in writing, not later than three (3) days prior to the effectiveness of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Paragraph 11.2. In connection with any registration pursuant to this Paragraph 11.2 involving an underwritten offering, if the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such registration would have a material adverse effect on such offering (including, without limitation, a significant decrease in the price at which such securities can be sold), then the amount of Registrable Securities to be offered for the accounts of Holders shall be reduced pro rata as to all requesting Holders on the basis of the relative number of shares of Registrable Securities each such Holder has requested to be included in such registration, or such Registrable Securities shall be excluded from such registration, to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided, however, that if securities are being registered for the account of persons or entities other than the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by Holders than the fraction of similar reductions imposed on such other persons or entities (but not the Company) with respect to the amount of securities they intended to offer.

         11.3. The Company shall grant to Holder the following demand registration rights:

               (a) At any time from and after an Event of Default under this Agreement, Holder(s) may make three (3) written requests for the registration under the Securities Act of all or part of their Registrable Securities (a "Demand Registration") and the Company effect such Demand Registration. Any request for a Demand Registration shall specify the aggregate number of the Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof (the "Demand Notice"). Within ten (10) days after receipt of such request the Company will give written notice of such registration request to all other Holders, and the Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) business days after the receipt by the applicable Holder of the Company's notice. Each such request shall also specify the aggregate number of Registrable Securities to be registered and the intended method of disposition thereof. In any registration initiated as a Demand Registration, the Company will pay all Registration Expenses in connection therewith.

               (b) Any other person entitled to participate in a Demand Registration (an "Other Shareholder") and the Company shall be permitted to register equity securities of the Company in any Demand Registration or to participate in the public offering, but only as provided in this Paragraph 11.3(b), by requesting that securities of the same class as the Registrable Securities be included in the Demand Registration for sale in the public offering on the following terms and conditions:

                   (i) Each such Other Shareholder and/or the Company must give written notice of such election to the Holder within twenty (20) days of the date the Demand Notice was given to the Company, such notice to specify the number of shares proposed to be sold by each Other Shareholder and/or the Company in the public offering (the "Other Shares");

                   (ii) Each such Other Shareholder and/or the Company must
               agree to sell such Other Shares on the same basis provided in the underwriting arrangements, if any, approved by the Holder and to complete and execute in a timely manner all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the SEC or by any state securities regulatory body;

                   (iii) If the managing underwriter, if any, of the public
               offering determines that inclusion of all or any portion of the Other Shares in the public offering would adversely affect the marketability of the Common Shares to be sold in the public offering, the number of Other Shares that may be sold by each Other Shareholder and/or the Company in the public offering shall be limited to each number of Other Shares that the managing underwriter, if any, determines may be included therein without such an adverse affect. In such event, the number of Other Shares that may be sold in the public offering shall be allocated pro rata among each Other Shareholder and the Company based upon the respective number of Other Shares sought to be included in such public offering; and

                   (iv) If any other Shareholder and/or the Company desires to withdraw their Other Shares from the Demand Registration, they may do so only at the reasonable discretion of the managing underwriter, if the Demand Registration contemplates an underwritten offering.

         11.4. Whenever the Company is required to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

               (a) prepare and, in any event within ninety (90) days after the end of the period within which request for registration may be given to the Company (provided, however, if such registration involves an underwritten offering, all Holders requesting to be included in such registration must sell their Registrable Securities to the underwriters of such offering on the same terms and conditions as apply to the Company or the Holder for whose account the securities are to be sold, as the case may be), file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Paragraph 11.2 herein at any time prior to the effective date of the registration statement relating thereto. The Company will promptly notify each seller of such Registrable Securities and confirm such advice in writing (i) when such registration statement becomes effective, (ii) when any post-effective amendment to such registration statement becomes effective and (iii) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

               (b) prepare and file with the SEC such amendments and supplements to such registration statement as may be necessary to keep such registration statement effective for a period of not less than six (6) months and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers of Registrable Securities set forth in such registration statement. If at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing a stop order suspending the effectiveness of any such registration statement, the Company will promptly notify each seller of such Registrable Securities and will use all reasonable efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible;

               (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus) in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

               (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such securities or blue sky laws of any State of the United States as the managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller and underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Paragraph 11.4.(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

               (e) use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

               (f) promptly notify each seller of any such Registrable Secunties covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Paragraph 11.4(b) of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company in writing such information and documents regarding such seller and the distribution of such securities as may be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdictions referred to in Paragraph 11.4(d).

               (h) Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph 11.4.(f), such Holder will forthwith discontinue disposition of Registrable Securities under such registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 11.4.(f), and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Paragraph 11.4.(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Paragraph 11.4.(f) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Paragraph 11.4.(f).

         11.5. The Company agrees to indemnify and hold harmless Holder(s) from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which Holder(s) may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any violation by the Company of the Securities Act or the Exchange Act, or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration, and shall reimburse Holder(s) for any legal or other expenses incurred by Holder(s) in connection with investigating or defending any such loss, claim, damage or liability; provided, however, that the Company shall not be liable to a selling shareholder in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration

Statement, preliminary Prospectus, Prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such selling shareholder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such selling shareholder.

12.      WAIVER.

         12.1. Obligor waives and agrees not to assert or take advantage of (a) any right to require Secured Party to proceed against any other person, firm or corporation or to proceed against or exhaust any security held by him at any time or to pursue any other remedy in his power before proceeding against Obligor; (b) the defense of the statute of limitations or any related defense including without limitation, laches, in any action hereunder for the collection of any of the Obligations; (c) any defense based upon any legal disability of Obligor or any discharge or limitation of the liability of Obligor to Secured Party, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency or debtor-relief proceeding, or from any other cause; (d) the failure of Secured Party to file or enforce a claim against the estate (either in administration, bankruptcy, or other proceeding) of any other or others; (e) presentment, demand, protest and notice, of any action or non-action on the part of the Secured Party under this or any other instrument, or any other person whomsoever, in connection with any of the Obligations or evidence of indebtedness hereby secured, including but not limited to notice of the existence, creation or incurring of any new or additional indebtedness or obligation on the part of Obligor or any endorser or creditor of Obligor or on the part of any other person whomsoever; (f) any defense based upon an election of remedies by Secured Party, including without limitation an election to proceed by nonjudicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of Obligor; (g) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (h) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; and (i) any defense based upon or arising out of any defense which Obligor may have to the payment of the indebtedness hereby secured.

         12.2. No exercise or nonexercise by the Secured Party of any right hereby given him, no dealing by the Secured Party with Obligor or any other person, and no change, impairment or suspension of any right or remedy of the Secured Party shall in any way affect any of the obligations of Obligor hereunder or any Collateral furnished by Obligor or give Obligor any recourse against the Secured Party.

13.      MISCELLANEOUS.

         13.1. Expenses. Obligor shall pay to Secured Party, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which Secured Party may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any of the rights, remedies or powers of Secured Party hereunder or with respect to any or all of the Obligations; or
(c) failure by Obligor to perform and observe any agreements of Obligor contained herein which are performed by Secured Party. The expenses set forth in this paragraph are hereby deemed included in the Obligations.

         13.2. Waivers. Amendment and Remedies. No course of dealing by Secured Party and no failure by Secured Party to exercise, or delay by Secured Party in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of Secured Party. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Obligor therefrom, shall, in any event, be effective unless contained in a writing signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of Secured Party, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by Secured Party from time to time in such order as Secured Party may elect.

13.3. Notices. All demands, notices and other communications hereunder shall be in writing and shall be deemed effective when delivered in hand, or three (3) days after mailed, by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

         To Obligor:

                  Harry Shuster c/o
                  1990 Westwood Boulevard, Penthouse
                  Los Angeles, CA 90025

         With a copy to:

                  Richman, Lawrence, Mann, Greene, Chizever, Friedman & Phillips 9601 Wilshire Boulevard, Penthouse
                  Beverly Hills, CA 90210
                  Attn: Gerald M.  Chizever, Esq.

         To Secured Party:

                  Harvey Bibicoff
                  4101 Clarinda Drive
                  Tarzana, CA 91356

         With a copy to:

                  Greenberg Glusker Fields Claman & Machtinger LLP 1900 Avenue of the Stars, Suite 2200
                  Los Angeles, CA 90067
                  Attn: Jill A. Cossman, Esq.

Any party may change his address by written notice in accordance with this paragraph.

         13.4. Term: Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Obligor, and the heirs, legal representatives, successors in title and assigns of Obligor; and (c) inure to the benefit of Secured Party and his successors and assigns.

         13.5. Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

         13.6. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

         Witness the execution of this Security Agreement, this 28th day of July, 1997.

                                       "OBLIGOR"

                                       UNITED LEISURE CORPORATION,
                                       a Delaware corporation



                                       By: /s/ Harry Shuster
                                          --------------------------------------
                                               Harry Shuster, President



The undersigned hereby acknowledges and agrees to the provisions of Paragraph 11 of the foregoing Guarantor Pledge Agreement.

GRAND HAVANA ENTERPRISES, INC.,
a Delaware corporation



By:  /s/ Harry Shuster
    --------------------------------
         Its:  President
              ----------------------